Oppenheimer California Tax-Exempt Fund
Exhibit 24(b)(16) to Form N-1A
Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  12/30/88              0.0857557         0.0000                   9.580
  01/27/89              0.0545000         0.0000                   9.690
  02/24/89              0.0545000         0.0000                   9.550
  03/23/89              0.0545000         0.0000                   9.450
  04/21/89              0.0545000         0.0000                   9.600
  05/19/89              0.0545000         0.0000                   9.790
  06/16/89              0.0545000         0.0000                   9.840
  07/14/89              0.0545000         0.0000                   9.920
  08/11/89              0.0545000         0.0000                   9.840
  09/08/89              0.0545000         0.0000                   9.800
  10/06/89              0.0545000         0.0000                   9.810
  11/03/89              0.0545000         0.0000                   9.800
  12/01/89              0.0545000         0.0000                   9.940
  12/29/89              0.0420000         0.0190                   9.940
  01/26/90              0.0545000         0.0000                   9.730
  02/23/90              0.0522000         0.0000                   9.790
  03/23/90              0.0522000         0.0000                   9.800
  04/20/90              0.0522000         0.0000                   9.710
  05/18/90              0.0522000         0.0000                   9.750
  06/15/90              0.0522000         0.0000                   9.820
  07/13/90              0.0522000         0.0000                   9.860
  08/10/90              0.0522000         0.0000                   9.800
  09/07/90              0.0522000         0.0000                   9.650
  10/05/90              0.0522000         0.0000                   9.600
  11/02/90              0.0559286         0.0000                   9.780
  11/30/90              0.0520778         0.0000                   9.860
  12/28/90              0.0505008         0.0000                   9.850
  01/25/91              0.0505000         0.0000                   9.860
  02/22/91              0.0505000         0.0000                   9.920
  03/22/91              0.0505000         0.0000                   9.840
  04/19/91              0.0505000         0.0000                   9.910
  05/17/91              0.0505000         0.0000                   9.920
  06/14/91              0.0505008         0.0000                   9.820
  07/12/91              0.0505008         0.0000                   9.930
  08/09/91              0.0505000         0.0000                  10.020
  09/06/91              0.0505000         0.0000                  10.050
  10/04/91              0.0505000         0.0000                  10.140
  11/01/91              0.0505000         0.0000                  10.150
  11/29/91              0.0504388         0.0000                  10.070
  12/27/91              0.0145400         0.0574                  10.190
  01/24/92              0.0498000         0.0000                  10.190
  02/21/92              0.0498000         0.0000                  10.060
  03/20/92              0.0498000         0.0000                  10.050
  04/16/92              0.0498000         0.0000                  10.160
  05/15/92              0.0498000         0.0000                  10.160
  06/12/92              0.0498000         0.0000                  10.200

Oppenheimer California Tax-Exempt Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  07/10/92              0.0498000         0.0000                  10.440
  08/07/92              0.0498000         0.0000                  10.530
  09/04/92              0.0061778         0.0740                  10.400
  10/02/92              0.0480222         0.0000                  10.330
  10/30/92              0.0498000         0.0000                  10.120
  11/27/92              0.0498000         0.0000                  10.300
  12/24/92              0.0498008         0.0088                  10.350
  01/22/93              0.0498008         0.0000                  10.390
  02/19/93              0.0498008         0.0000                  10.610
  03/19/93              0.0498008         0.0000                  10.730
  04/16/93              0.0498008         0.0000                  10.710
  05/14/93              0.0498008         0.0000                  10.720
  06/10/93              0.0541000         0.0000                  10.720
  07/09/93              0.0541000         0.0000                  10.840
  08/10/93              0.0541000         0.0000                  10.840
  09/10/93              0.0541000         0.0000                  11.080
  10/08/93              0.0541000         0.0000                  11.090
  11/10/93              0.0520800         0.0000                  10.900
  12/10/93              0.0504000         0.0721                  10.940
  01/10/94              0.0504000         0.0000                  10.970
  02/10/94              0.0504000         0.0000                  10.950
  03/10/94              0.0504000         0.0000                  10.410
  04/08/94              0.0504000         0.0000                  10.060
  05/10/94              0.0504000         0.0000                  10.000
  06/10/94              0.0504000         0.0000                  10.270
  07/08/94              0.0504000         0.0000                  9.980
  08/10/94              0.0504000         0.0000                  10.070
  09/09/94              0.0504000         0.0000                  10.030
  10/10/94              0.0504000         0.0000                  9.770
  11/10/94              0.0504000         0.0000                  9.310
  12/09/94              0.0504000         0.0000                  9.320
  01/10/95              0.0504000         0.0000                  9.520
  02/10/95              0.0504000         0.0000                  9.930
  03/10/95              0.0504000         0.0000                  10.060
  04/10/95              0.0504000         0.0000                  10.190
  05/10/95              0.0504000         0.0000                  10.270
  06/09/95              0.0504000         0.0000                  10.400
  07/10/95              0.0504000         0.0000                  10.360
  08/10/95              0.0473000         0.0000                  10.150
  09/08/95              0.0473000         0.0000                  10.330
  10/10/95              0.0473000         0.0000                  10.380
  11/10/95              0.0473000         0.0000                  10.470
  12/08/95              0.0473000         0.0000                  10.680
  01/10/96              0.0473000         0.0000                  10.620
  02/09/96              0.0473000         0.0000                  10.740
  03/08/96              0.0473000         0.0000                  10.400
  04/10/96              0.0473000         0.0000                  10.250
  05/10/96              0.0473000         0.0000                  10.260
  06/10/96              0.0473000         0.0000                  10.150
  07/10/96              0.0473000         0.0000                  10.240


Oppenheimer California Tax-Exempt Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price


Class B Shares
  05/14/93              0.0185529         0.0000                  10.720
  06/10/93              0.0453813         0.0000                  10.730
  07/09/93              0.0437429         0.0000                  10.850
  08/10/93              0.0459302         0.0000                  10.850
  09/10/93              0.0458056         0.0000                  11.090
  10/08/93              0.0470754         0.0000                  11.100
  11/10/93              0.0441107         0.0000                  10.910
  12/10/93              0.0424506         0.0721                  10.950
  01/10/94              0.0433856         0.0000                  10.970
  02/10/94              0.0430518         0.0000                  10.960
  03/10/94              0.0437232         0.0000                  10.420
  04/08/94              0.0430415         0.0000                  10.070
  05/10/94              0.0437753         0.0000                  10.010
  06/10/94              0.0430383         0.0000                  10.280
  07/08/94              0.0443040         0.0000                   9.990
  08/10/94              0.0437390         0.0000                  10.080
  09/09/94              0.0435645         0.0000                  10.040
  10/10/94              0.0443283         0.0000                   9.770
  11/10/94              0.0441458         0.0000                   9.310
  12/09/94              0.0443163         0.0000                   9.320
  01/10/95              0.0446212         0.0000                   9.520
  02/10/95              0.0437063         0.0000                   9.940
  03/10/95              0.0442693         0.0000                  10.070
  04/10/95              0.0441333         0.0000                  10.200
  05/10/95              0.0438432         0.0000                  10.270
  06/09/95              0.0432950         0.0000                  10.400
  07/10/95              0.0440313         0.0000                  10.360
  08/10/95              0.0406437         0.0000                  10.160
  09/08/95              0.0406531         0.0000                  10.330
  10/10/95              0.0408022         0.0000                  10.380
  11/10/95              0.0399622         0.0000                  10.480
  12/08/95              0.0409742         0.0000                  10.690
  01/10/96              0.0403520         0.0000                  10.620
  02/09/96              0.0400933         0.0000                  10.740
  03/08/96              0.0410200         0.0000                  10.410
  04/10/96              0.0404913         0.0000                  10.250
  05/10/96              0.0404042         0.0000                  10.260
  06/10/96              0.0410507         0.0000                  10.150
  07/10/96              0.0408974         0.0000                  10.240

Class C Shares
  11/10/95              0.0146109         0.0000                  10.470
  12/08/95              0.0409911         0.0000                  10.670
  01/10/96              0.0403407         0.0000                  10.610
  02/09/96              0.0387636         0.0000                  10.730
  03/08/96              0.0380735         0.0000                  10.390
  04/10/96              0.0379881         0.0000                  10.240
  05/10/96              0.0397224         0.0000                  10.250
  06/10/96              0.0409604         0.0000                  10.140
  07/10/96              0.0404996         0.0000                  10.230

Oppenheimer California Tax-Exempt Fund
Page 4


1. Average Annual Total Returns for the Periods Ended 07/31/96:

   The formula for calculating average annual total return is as follows:

          1                     ERV n
   --------------- = n         (---) - 1 = average annual total return
   number of years               P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:



  One Year                          Five Year

  $1,020.45 1                       $1,355.79 .2
 (---------)  - 1 = 2.05%          (---------)   - 1 = 6.28%
   $1,000                            $1,000


  Inception

  $1,715.75  .1291
 (---------)  - 1 = 7.22%
   $1,000




Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:


  One Year                          Inception

  $1,013.11 1                       $1,129.05 .3077
 (---------)  - 1 = 1.31%          (---------)   - 1 = 3.81%
   $1,000                            $1,000











Oppenheimer California Tax-Exempt Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 07/31/96 (Continued):

Examples at NAV:

Class A Shares


  One Year                          Five Year

  $1,071.35 1                       $1,423.43 .2
 (---------)  - 1 = 7.14%          (---------)   - 1 = 7.32%
   $1,000                            $1,000

  Inception

  $1,801.39 .1291
 (---------)  - 1 = 7.90%
   $1,000



Class B Shares

  One Year                          Inception

  $1,063.10 1                       $1,148.45 .3077
 (---------)  - 1 = 6.31%          (---------)   - 1 = 4.35%
   $1,000                            $1,000





2.  Cumulative Total Returns for the Periods Ended 07/31/96:

    The formula for calculating cumulative total return is as follows:

       (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

   One Year                               Five Year

   $1,020.45 - $1,000                     $1,355.79 - $1,000
   ------------------  =  2.05%           ------------------  = 35.58%
         $1,000                                 $1,000

   Inception

   $1,715.75 - $1,000
   ------------------  = 71.58%
         $1,000


Oppenheimer California Tax-Exempt Fund
Page 6


2.  Cumulative Total Returns for the Periods Ended 07/31/96 (Continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

   One Year                               Inception

   $1,013.11 - $1,000                     $1,129.05 - $1,000
   ------------------  =  1.31%           ------------------  = 12.91%
         $1,000                                 $1,000

Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the inception year:

   Inception

   $1,017.11 - $1,000
   ------------------  =  1.71%
         $1,000


Examples at NAV:

Class A Shares

   One Year                               Five Year

   $1,071.35 - $1,000                     $1,423.43 - $1,000
   ------------------  = 7.14%            ------------------  = 42.34%
         $1,000                                 $1,000

   Inception

   $1,801.39 - $1,000
   ------------------  = 80.14%
         $1,000

Class B Shares

    One Year                              Inception

    $1,063.10 - $1,000                    $1,148.45 - $1,000
    ------------------  = 6.31%           ------------------  = 14.85%
          $1,000                                $1,000

Class C Shares

    Inception

    $1,027.03 - $1,000
    ------------------  =  2.70%
          $1,000

Oppenheimer California Tax-Exempt Fund
Page 7


3.  Standardized Yield for the 30-Day Period Ended 07/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                              a - b          6
               Yield =  2 { (--------  +  1 )  -  1 }
                             cd or ce

       The symbols above represent the following factors:

         a = Dividends and interest earned during the 30-day period.
         b = Expenses accrued for the period (net of any expense
              reimbursements).
         c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
         e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:

             $1,362,382.73 - $224,308.54      6
          2{(--------------------------- +  1)  - 1}  = 4.65%
                27,168,968  x  $10.91


Class B Shares

Example at NAV:

             $ 245,512.25 -  $ 72,424.41      6
          2{(---------------------------  +  1)  - 1}  = 4.12%
                 4,894,693  x  $10.39


Class C Shares

Example at NAV:


             $    9,286.28 - $   2,845.60     6
          2{(---------------------------  +  1)  - 1}  = 4.05%
                   185,370  x  $10.38






Oppenheimer California Tax-Exempt Fund
Page 8


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

    The Fund's dividend yields are calculated using the following formula:

            Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

       a = The accrual dividend earned during the period.
       b = The Fund's maximum offering price (including sales charge)
           per share on the last day of the period.
       c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering               $.0452294/30 x 365
                                    ------------------  = 5.04%
                                           $10.91

  Dividend Yield
  at Net Asset Value                $.0452294/30 x 365
                                    ------------------  = 5.30%
                                           $10.39

Class B Shares

  Dividend Yield
  at Net Asset Value                $.0387608/30 x 365
                                    ------------------  = 4.54%
                                           $10.39

Class C Shares

  Dividend Yield
  at Net Asset Value                $.0382098/30 x 365

                                    ------------------  = 4.48%
                                           $10.38


Oppenheimer California Tax-Exempt Fund
Page 9


4. TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

            a
         -----  +  b  =  Tax-Equivalent Yield
         1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


Examples:



Class A Shares

                           .0465
                        -----------  +  0  =  8.65%
                        1  -  .4624

Class B Shares

                           .0412
                        -----------  +  0  =  7.66%
                        1  -  .4624

Class C Shares

                           .0405
                        -----------  +  0  =  7.53%
                        1  -  .4624




Combined Stated Tax Rate Formula

            1 - {(1-d)(1-e)} = Combined Stated Tax Rate

      The symbols above represent the following factors:

      d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
      e = Stated California State tax rate (e.g., for an individual in the
          39.6% federal and 11.00% state tax bracket filing singly).



       Example:   1 - {(1 - .3960)(1 - 0.1100)} = 46.24%